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                                                                   EXHIBIT 10.1
                       VAXCEL, INC. 1993 STOCK OPTION PLAN
                   (amended and restated as of April 17, 1997)


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                                  VAXCEL, INC.
                             1993 STOCK OPTION PLAN
                    AMENDED AND RESTATED AS OF APRIL 17, 1997

         The purpose of the 1993 Stock Option Plan (the "Plan") of Vaxcel, Inc. (the "Company") is to promote the interests of the Company by providing incentives to (i) designated officers and other employees of the Company, a Parent Corporation or a Subsidiary Corporation (as defined herein), (ii) members of the Board of Directors (the "Board") and (iii) independent contractors and consultants (who may be individuals or entities) who perform services for the Company, to encourage them to acquire a proprietary interest, or to increase their proprietary interest, in the Company. The Company believes that the Plan will cause participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders. For purposes of the Plan, the terms "Parent Corporation" and "Subsidiary Corporation" shall have the meanings set forth in subsections (e) and (f) of Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

SECTION 1.        Administration

         The Plan shall be administered and interpreted by a committee of the Board (the "Committee") consisting of not less than two persons, all of whom shall be (i) "outside directors" as that term is used in Section 162(m) of the Code and the regulations promulgated thereunder or any successor provisions, to the extent that Section 162(m) is applicable to the Company as described in
Section 16(d) hereof, and (ii) "non-employee directors" as such term is defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") or any successor provisions, to the extent that
Section 16 of the Exchange Act is applicable to the Company as described in
Section 16(e) hereof. The Committee shall have the sole authority to determine
(i) who is eligible to receive Grants (as defined in Section 2 below) under the Plan, (ii) the type, size and terms of each Grant under the Plan (subject to Section 4 below), (iii) the time when each Grant will be made and the duration of any exercise or restriction period; (iv) any restrictions on resale applicable to the shares to be issued or transferred pursuant to the Grant; and
(v) any other matters arising under the Plan. Non-Employee Directors of the Board, as defined below, may receive Grants only pursuant to the provisions of
Section 5(j). The Committee may, if it so desires, base any of the foregoing determinations upon the recommendations of management of the Company. The Committee shall have full power and authority to administer and to interpret the Plan and to adopt or amend such rules, regulations, agreements and instruments as it may deem appropriate for the proper administration of the Plan. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any Grants under the Plan. No person acting under this Section shall be held liable for any action or determination made in good faith with respect to the Plan or any Grant under the Plan. Notwithstanding the above, until such time as the Compensation Committee of the Board consists of at least two disinterested, outside directors, the Plan shall be administered by the full Board, which shall have the same authority designated to the Committee as set forth herein. Any Awards granted by the full Board during such time may be later ratified by the Committee.

SECTION 2.        Grants



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         Grants under the Plan shall consist of Incentive Stock Options (as defined in Section 5(b) below) and Nonqualified Stock Options (as defined in
Section 5(b) below) (hereinafter collectively referred to as "Grants" or "Stock Options"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions of any nature as long as they are not inconsistent with the Plan as the Committee deems appropriate and specifies in writing to the participant in the document designating the Grant (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter. Grants under any section of the Plan need not be uniform as among the participants receiving the same type of Grant, and Grants under two or more sections of the Plan may be combined in one Grant Letter; provided, however, that Grants to Non-Employee Directors, as defined below, shall be made only in accordance with the provisions of Section 5(j).

SECTION 3.        Shares Subject to the Plan

         (a) The aggregate number of shares of the Common Stock, par value $.001 per share ("Common Stock"), of the Company that may be issued or transferred under the Plan is 1,000,000, subject to adjustment pursuant to Section 3(b) below. The maximum number of shares of Common Stock for which any Grantee may be granted Stock Options under the Plan is 500,000, subject to adjustment pursuant to Section 3(b) below. The shares may be authorized but unissued shares or reacquired shares. If and to the extent that Stock Options granted under the Plan terminate, expire or are canceled without having been exercised (including shares canceled as part of an exchange of Grants), the shares subject to such Grant shall again be available for subsequent Grants under the Plan.

         (b) If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding Grants under the Plan, the Committee shall preserve the value of the outstanding Grants by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares, the exercise price of each outstanding Stock Option and otherwise, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than
 .500 down, in each case to the nearest whole number.

SECTION 4.        Eligibility for Participation

         Officers and other employees of the Company, a Parent Corporation or a Subsidiary Corporation, members of the Board, and independent contractors and consultants who perform services for the Company shall be eligible to participate in the Plan (hereinafter referred to individually as an "Eligible Participant" and collectively as "Eligible Participants"). Only Eligible Participants who are officers or other employees of the Company, a Parent Corporation or a Subsidiary Corporation shall be eligible to receive Incentive Stock Options. All Eligible Participants shall be eligible to receive Nonqualified Stock Options. The Committee shall select from among the Eligible Participants those who will receive Grants (the "Grantees") and shall determine the number of shares of Common Stock subject to each Grant; provided, however, that members of the Board who are not employed in any capacity by the Company (hereinafter referred to as "Non-Employee Directors") may only receive grants of Stock Options pursuant to



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Section 5(j). The Committee may, if it so desires, base any such selections or determinations upon the recommendations of management of the Company. Nothing contained in the Plan shall be construed to limit in any manner whatsoever the right of the Company to grant rights or options to acquire Common Stock or awards of Common Stock otherwise than pursuant to the Plan.

SECTION 5.        Stock Options

         (a) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each Stock Option.

         (b)      Type of Stock Option and Exercise Price.

                  (1) The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and other stock options ("Nonqualified Stock Options"), in accordance with the terms and conditions set forth herein, or may grant any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter referred to collectively as "Stock Options"). The exercise price per share of an Incentive Stock Option shall be the fair market value (as defined herein) of a share of Common Stock on the date of grant. If the Grantee of an Incentive Stock Option is the owner (as determined under Section 424(d) of the Code) of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the exercise price per share in the case of an Incentive Stock Option shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant.

                  (2) For all valuation purposes under the Plan, the fair market value of a share of Common Stock shall be determined in accordance with the following provisions:

                      (A) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded either on the over-the-counter market or listed on the Nasdaq National Market, the fair market value shall be the closing selling price of one share of Common Stock on the date in question as such price is reported by the Nasdaq system or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the next preceding date for which such quotation exists shall be determinative of fair market value.

                      (B) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such prices are officially quoted on such exchange. If there is no reported closing selling price of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the next preceding date for which such quotation exists.


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                  (C) If the Common Stock is at the time neither listed
         nor admitted to trading on any stock exchange nor traded in the over-the-counter market (or, if the Committee determines that the value as determined pursuant to Section 5(b)(2)(A) or (B) above does not reflect fair market value), then the Committee shall determine fair market value after taking into account such factors as it deems appropriate.

         (c) Exercise Period. The Committee shall determine the exercise period of each Stock Option. The exercise period shall not exceed ten years from the date of grant. However, if the Grantee of an Incentive Stock Option is the owner (as determined under Section 424(d) of the Code) of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the exercise period shall not exceed five years from the date of grant. Notwithstanding any determinations by the Committee regarding the exercise period of any Stock Option, a Change in Control (as defined in Section 7) shall have the effect set forth in Section 7.

         (d) Vesting of Stock Options and Restrictions on Shares. The vesting period for Stock Options shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Letter. The Committee may impose upon the shares of Common Stock issuable upon the exercise of a Stock Option such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply, the Committee, in such circumstances as it deems equitable, may determine that all such restrictions shall lapse. Notwithstanding any other provision of the Plan, all outstanding Stock Options shall become immediately and fully vested and immediately exercisable upon a Change in Control of the Company (as defined in Section 7 below).

         (e) Manner of Exercise. A Grantee may exercise a Stock Option by delivering a duly completed notice of exercise to the Corporate Secretary of the Company, together with payment of the exercise price and any applicable tax withholdings. Such notice may include instructions authorizing the Company to deliver the certificates representing the shares of Common Stock issuable upon the exercise of such Stock Option to any designated registered broker or dealer ("Designated Broker"). Such instructions shall designate the account into which the shares are to be deposited. The Grantee may tender such notice of exercise, which has been properly executed by the Grantee, and the aforementioned delivery instructions to any Designated Broker.

         (f)      Termination of Eligible Status, Disability or Death.

                  (1) If a Grantee terminates employment or otherwise ceases to be an Eligible Participant for any reason (other than, in the case of an individual, the death of such individual) any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within three months after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), but in any event no later than the date of expiration of the exercise period, except that in the case of an individual Grantee who is disabled within the meaning of Section 22(e)(3) of the Code, such period shall be one year rather than three months (except as otherwise provided in the Grant Letter).


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                  (2) In the event of the death of an individual Grantee while he or she is an Eligible Participant or within not more than three months after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), any Stock Option which was otherwise exercisable by the Grantee at the date of death may be exercised by the Grantee's personal representative at any time prior to the expiration of one year from the date of death, but in any event no later than the date of expiration of the exercise period.

         (g) Satisfaction of Exercise Price. The Grantee shall pay the exercise price in cash, or, with the consent of the Committee in its sole discretion, by delivering (or attesting his or her ownership of) shares of Common Stock already owned by the Grantee and having a fair market value on the date of exercise equal to the exercise price, or a combination of cash and shares of Common Stock; provided however, that if shares of Common Stock are used to pay the exercise price of a Stock Option, such shares must have been held by the Grantee for at least six months. The Committee shall determine any other methods by which the exercise price of a Stock Option may be paid, the form of payment, including, without limitation, "cashless exercise" arrangements, and the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Grantees. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Grantee to pay the exercise price of a Stock Option by directing the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise of the Stock Option that number of shares having a fair market value on the exercise date equal to the exercise price, all as determined pursuant to rules and procedures established by the Committee. The Grantee shall pay the exercise price and the amount of withholding tax due, if any, at the time of exercise. Shares of Common Stock shall not be issued or transferred upon any purported exercise of a Stock Option until the option price and the withholding obligation are fully paid.

         (h) Limits on Incentive Stock Options. Each Grant of an Incentive Stock Option shall provide that:

                  (1) the Stock Option is not transferable by the Grantee, except, in the case of an individual Grantee, by will or the laws of descent and distribution;

                  (2) the Stock Option is exercisable only by the Grantee, except as otherwise provided herein or in the Grant Letter in the event of the death of an individual Grantee; and

                  (3) the aggregate fair market value of the Common Stock on the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and under any other stock option plan of the Company shall not exceed $100,000.

         (i) Replacement Stock Options. If a Stock Option granted pursuant to the Plan may be exercised by a Grantee by means of a stock-for-stock swap method of exercise as provided in Section 5(g) above, then the Committee may, in its sole discretion and at the time of the original Grant, authorize the Grantee to automatically receive a replacement Stock Option pursuant to this Section of the Plan. This replacement Stock Option shall cover a number of shares of



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Common Stock determined by the Committee, but in no event more than the number of shares equal to the difference between the number of shares of the original Stock Option exercised and the net shares received by the Grantee from such exercise. The per share exercise price of the replacement Stock Option shall equal the then current fair market value of a share of Common Stock, and shall have a term extending to the expiration date of the original Stock Option. The Committee shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement Stock Options if it determines the continuance of such grants to no longer be in the best interest of the Company.

         (j) Stock Option Grants to Non-Employee Directors. Each Non-Employee Director will receive a grant of a Nonqualified Stock Option to purchase 5,000 shares of Common Stock upon the date he or she first becomes a member of the Board, and thereafter will receive a grant of a Nonqualified Stock Option to purchase 1,500 shares of Common Stock (subject to adjustment as provided in this Plan) as of the date of the Company's Annual Meeting of Stockholders each year.

                  (1) Option Exercise Price. Stock Options granted under this
         Section 5(j) shall have a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant, and such Stock Option shall become exercisable, with respect to 33% of the shares of Common Stock underlying the option, on each anniversary following the date of grant.

                  (2) Administration. The provisions of this Section 5(j) are intended to operate automatically and not require administration. However, to the extent that administrative determinations are required, the provisions of this Section 5(j) shall be made by the members of the Board who are not eligible to receive Grants under this Section 5(j), but in no event shall such determinations affect the eligibility of Grantees, the determination of the exercise price, the timing of the Grants or the number of shares subject to Stock Options hereunder.

                  (3) Applicability of Plan Provisions. Except as otherwise provided in this Section 5(j), the Nonqualified Stock Options to Non-Employee Directors shall be subject to the provisions of this Plan applicable to Nonqualified Stock Options to other persons.

SECTION 6.        Transferability of Stock Options

         No Stock Option shall be assignable or transferable by a Grantee other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such section applied to a Stock Option issued under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Stock Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any state or federal tax or securities laws applicable to transferable stock options.

         Only a Grantee or his or her permitted transferee (or, in the case of an individual Grantee, his or her authorized legal representative) may exercise rights under a Grant. Upon the death of an individual Grantee, the personal representative or other person entitled to succeed to



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the rights of the Grantee ("Successor Grantee") may exercise such rights. A
Successor Grantee shall furnish proof satisfactory to the Company of such person's right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

SECTION 7.        Change of Control

         For purposes of the Plan, "Change in Control" means and includes each of the following:

                  (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on April 1, 1997 the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, including a public offering of Outstanding Company Voting Securities, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

                  (2) Individuals who, as of April 1, 1997, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to April 1, 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and
         (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or



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         indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and
         (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         If a Change in Control occurs, then each Stock Option shall become immediately and fully vested and immediately exercisable. Before or after the occurrence of an anticipated Change in Control, the Committee, in its discretion, may provide that outstanding Stock Options may be canceled unilaterally by the Company in exchange for an amount equal to (x) the same consideration each Employee and Non-Employee Director otherwise would receive with respect to Common Stock subject to the Stock Option if such Common Stock has been sold, surrendered, exchanged or otherwise in the transaction constituting the Change in Control, less (y) the aggregate exercise price with respect to the Common Stock subject to such Stock Option.

SECTION 8.        Stockholder Approval; Effective Date

         The Plan was approved by the Board of Directors of the Company and became effective on June 1, 1993. The Plan, as amended and restated, was approved by the Board of Directors and the sole stockholder of the Company on April 17, 1997, effective as of such date.

SECTION 9.        Amendment and Termination of the Plan

         (a) Amendment. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

         (b)      Termination of Plan. The Plan shall terminate on June 1,
2003 unless earlier terminated by the Board or unless extended by the Board with the approval of the stockholders.

         (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Committee acts under Section 16(b) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 16(b) below or may be amended by agreement of the Company and the Grantee which is consistent with the Plan.

SECTION 10.       Funding of the Plan

         The Plan shall be unfunded and shall not create (or be construed to create) a trust or separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or beneficiary of a participant. To the extent any person holds any


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obligation of the Company by virtue of an award granted under the Plan, such obligation shall merely constitute a general unsecured liability of the Company and accordingly shall not confer upon such person any right, title or interest in any assets of the Company.

SECTION 11.       Rights of Eligible Participants

         Nothing in the Plan shall entitle any Eligible Participant or other person to any claim or right to any Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Participant or Grantee any rights to be retained by the Company in any capacity, whether as an employee, non-employee member of the Board, independent contractor, consultant or otherwise.

SECTION 12.       Withholding of Taxes

         The Company shall have the right to require the Grantee to pay to the Company the amount of any taxes which the Company is required to withhold in respect of such Grants or to take whatever action it deems necessary to protect the interests of the Company in respect of such tax liabilities, including, without limitation, withholding a portion of the shares of Common Stock otherwise deliverable pursuant to the Plan. The Company's obligation to issue or transfer shares of Common Stock upon the exercise of a Stock Option shall be conditioned upon the Grantee's compliance with the requirements of this Section to the satisfaction of the Committee.

SECTION 13.       Agreements with Grantees

         Each Grant made under the Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve.

SECTION 14.       Requirements for Issuance of Shares

         No Common Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option on the Grantee's undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Common Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

SECTION 15.       Headings

         The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content of the section shall control.

SECTION 16.       Miscellaneous

         (a) Substitute Grants. The Committee may make a Grant to an employee, a non-employee director, or an independent contractor or consultant of another corporation, if such person shall become an Eligible Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, a Parent



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Corporation or a Subsidiary Corporation and such other corporation. Any such
Grant shall be made in substitution for a stock option granted by the other corporation ("Substituted Stock Incentives"), but the terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

         (b) Compliance with Law. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and required approvals by any governmental or regulatory agencies. The Committee may revoke any Grant if it is contrary to law or modify any Grant to bring it into compliance with any valid and mandatory government regulations. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         (c) Ownership of Stock. A Grantee, transferee or Successor Grantee shall have no rights as a stockholder with respect to any shares of Common Stock covered by a Grant until the shares are issued or transferred to the Grantee, transferee or Successor Grantee on the stock transfer records of the Company.

         (d) Code Section 162(m). The deduction limits of Code Section 162(m) and the regulation thereunder do not apply to the Company until such time, if any, as any class of the Company's equity securities is registered under Section 12 of the Exchange Act or the Company otherwise meets the definition of a "publicly held corporation" under Treasury Regulation 1.162-27(c) or any successor provision. Upon becoming a publicly held corporation, the deduction limits of Code Section 162(m) and the regulations thereunder shall not apply to compensation payable under this Plan until the expiration of the reliance period described in Treasury Regulation 1.162-27(f) or any successor regulation.

         (e) Section 16 of the Exchange Act. The provisions of Section 16 of the Exchange Act and the regulation thereunder do not apply to the Company until such time, if any, as any class of the Company's equity securities is registered under Section 12 of the Exchange Act.



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